  EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information includes the historical results of the operating subsidiaries acquired from Your Super, Inc., a Delaware corporation, including Your Superfoods, B.V. (“YSF BV”), a Netherlands corporation and subsidiaries Your Superfoods GmbH (“YSF GmbH”), a German corporation, and Your Superfoods, Inc. (“YSF”), a Delaware corporation, (collectively the “YS Group”) and The Healing Company, Inc., a Nevada corporation (“Healing Company”), after giving pro forma effect to the acquisition of YS Group as described in the following paragraphs and accompanying notes.

The unaudited pro forma condensed combined financial information presents the unaudited pro forma condensed combined statements of operations for the three months ended September 30, 2022 and the fiscal year ended June 30, 2022 and the unaudited condensed combined Balance Sheets as of September 30, 2022.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations would have been had the YS Group acquisition actually occurred as of June 30, 2022, nor does it purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. Under accounting for business combinations, the assets and liabilities of the YS Group are required to be recorded at their respective fair values as of the Acquisition Date. The Healing Company has performed a preliminary fair valuation of YS Group’s assets and liabilities. The fair values are subject to adjustment for up to one year after the close of the transaction as additional information is obtained. The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. All pro forma adjustments and their underlying assumptions are described more fully in the notes to the unaudited pro forma condensed combined financial information.

The YS Group Acquisition

On September 9, 2022, the Healing Company acquired from CircleUp Credit Advisers LLC (“CircleUp”), for cash consideration of $2 million plus 1,500,000 common stock purchase warrants for exercise at $2 per share for a term of seven years, all of CircleUp’s rights and interests of all loans and loan accommodations made to Your Super, Inc. and YSF.  The Healing Company became the primary creditor of Your Super, Inc. and YSF as a result of this transaction.

On September 30, 2022, the Healing Company entered into an Asset Purchase Agreement with Your Super, Inc. to acquire all of Your Super, Inc.’s right, title and interest in and to substantially all of the assets owned and used in connection with the business of the YS Group. The Closing took place on October 13, 2022.

The aggregate purchase price for the ownership interests of YS as stated in the Asset Purchase Agreement is as follows:

*

In consideration for the sale, assignment and delivery of the Purchased Assets, the Buyer (i) effective upon and subject to the Closing, waives, cancels, and forgives payment by the Seller of the Loan Obligation and (ii) shall pay the aggregate purchase price for the Purchased Assets of $8 million (the “Purchase Price”), payable in accordance with Section 1.4(b) of the Asset Purchase Agreement.

*

The Purchase Price for the Purchased Assets shall be comprised of and be payable as follows: o Equity Payment. At the Closing, the Buyer shall issue to the Seller 3,200,000 shares of HLCO common stock valued at $2.50 per share for an aggregate value of $8 million (the “Buyer Shares”), subject to lockup provisions. The Buyer Shares will be issued according to applicable regulatory and compliance requirements, shall be restricted securities (as defined in Rule 144) and shall not carry any registration rights.

The Company’s acquisition of the YS Group is being accounted for as a business combination for accounting purposes as the Company treated the two transactions are being combined as the acquisition. The Healing Company was determined to be the accounting acquirer. The purchase price of the acquisition of YS Group has been allocated to the assets acquired and liabilities assumed based on their fair values as of September 30, 2022.  As of September 30, 2022, no impairment of the Company’s goodwill, nor other intangibles with an indefinite life was required.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

ENDED SEPTEMBER 30, 2022

(In thousand, except per share amounts)

								Pro Forma
								Combined
	HLCO	YS	Autonomous		Transaction
	September 30,	September 30,	Entity		Accounting			September 30,
	2022	2022	Adjustments	Note	Adjustments		Note	2022

ASSETS

Current Assets
Cash and cash equivalents	$2,706	$322						$3,028
Accounts receivable, net		$886						$886
Prepaid expenses	$187	$664						$851
Inventory, net		$4,707						$4,707
Advances to vendors		$304						$304
Other current assets	$2,000					$(2,000)	3b	$-
Total Current Assets	$4,893	$6,883	$-		$-	$(2,000)		$9,776

Property and equipment		$81						$81
Intangible assets, net	$8					$2,238	3b	$2,246
Goodwill						$3,767	3b	$3,767
Security deposits		$63						$63
Deferred income tax		$5						$5
Total Assets	$4,901	$7,032	$-		$-	$4,005		$15,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$365	$8,784						$9,149
Accounts payable – related party	$66	$-						$66
Contract liabilities		$970						$970
Loan payable – related party	$154							$154
Advances payable – related parties	$3							$3
Liability for unissued shares		$2	$(2)	3a				$-
Other current liability	$7							$7
Sales tax payable		$100						$100
Total Current Liabilities	$595	$9,856	$(2)		$-	$-		$10,449

Total Liabilities	$595	$9,856	$(2)		$-	$-		$10,449

Line of credit		$7,614				$(7,614)	3b	$-
Redeemable Convertible Preferred Stock		$39,857	$(39,857)	3a				$-
Stockholders’ Equity								$-
Preferred Shares – 10,000,000 authorized, $0.001 par value	$-							$-
Seed Preferred Shares, 7,800,000 designated, $0.001 par value, of which 4,660,000 are issued and outstanding as of September 30, 2022	$5							$5
Common Shares, 290,000,000 authorized, $0.001 par value, 47,704,920 shares issued and outstanding as at September 30, 2022	$48					$3	3b	$51
Additional Paid in Capital	$31,062	$1,035	$32,758	3a	$(33,793)	$1,180	3b	$32,242
Deferred compensation	$(10,957)							$(10,957)
Accumulated Deficit	$(15,871)	$(51,826)	$7,103	3a	$44,723			$(15,871)
Other Comprehensive (Loss) Income	$19	$494			$(494)			$19
Total Stockholders’ Equity	$4,306	$(2,826)	$4		$10,436	$(6,431)		$5,489
Total Liabilities and Stockholders’ Equity	$4,901	$7,030	$2		$10,436	$(6,431)		$15,938

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022

(In thousands, except per share amounts)

			Management's				Pro Forma
	Historical		Adjustments				Combined
	HLCO	YS Group	YS Group
	Three	Nine	Six				Three
	Months	Months	Months		Autonomous		Months
	Ended	Ended	Ended		Entity		Ended
	September 30,	September 30,	June 30,		Adjustments		September 30,
	2022	2022	2022	Note	YS Inc..	Note	2022

Net revenue	0	15,623	(12,029)	4a			3,594
Cost of sales	0	6,491	(5,189)	4a			1,302
Gross profit	0	9,132	(6,840)		0	4b	2,292
Advertising and marketing		1,424	(1,065)	4a			359
Shipping and logistics		6,691	(6,251)	4a			440
General and administrative	2,248	4,968	(4,093)	4a	(10)	4b	3,113
Professional and consulting fees	4,057	1,786	(1,029)	4a			4,814
Management fees	370						370
Operating loss	(6,675)	(5,737)	5,598		10	4b	(6,804)
Interest expense	(605)	(557)	372	4a			(790)
Foreign currency loss, net	0	(488)	275	4a			(213)
Other income (expense)		2	(7)	4a			(5)
Loss before income taxes	(7,280)	(6,780)	6,238	4a	10	4b	(7,812)
Income tax provision	0	(26)	0				(26)
Loss	(7,280)	(6,806)	6,238		10	4b	(7,838)

Loss per share, basic and diluted	$(0.16)	$(2.13)					$(0.17)
Shares used in per share calculation, Basic and diluted	44,125,572	3,200,000					47,325,572

See the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JUNE 30, 2022

(In thousands, except per share amounts)

			Management's					Pro Forma
	Historical		Adjustments					Combined
		YS Group	YS Group	YS Group
	HLCO	Twelve	Six	Six
	Year	Months	Months	Months		Autonomous		Year
	Ended	Ended	Ended	Ended		Entity		Ended
	June 30,	December 31,	June 30,	June 30,		Adjustments		June 30,
	2022	2021	2021	2022	Note	YS Inc.	Note	2022

Net revenue	0	49,205	(29,250)	12,029	5a			31,984
Cost of sales	0	12,534	(7,679)	5,189	5a			10,044
Gross profit	0	36,671	(21,571)	6,840				21,940
Advertising and marketing		39,689	(20,058)	1,065	5a			20,696
Shipping and logistics		8,765	(8,525)	6,251	5a			6,491
General and administrative	7,152	7,610	(1,972)	4,093	5a	(92)	5b	16,791
Professional and consulting fees	525	2,457	(1,427)	1,029	5a	(23)	5b	2,561
Management fees	585							585
Operating loss	(8,262)	(21,850)	10,411	(5,598)		115		(25,184)
Interest expense	(2)	(1,252)	399	(372)	5a	376	5b	(851)
Foreign currency loss, net	0	196	(78)	(275)	5a			(157)
Other income (expense)		(4,598)	205	7	5a	4,185	5b	(201)
Loss before income taxes	(8,264)	(27,504)	10,937	(6,238)	5a	4,676	5b	(26,393)
Income tax provision	0	243	(98)	0				145
Loss	(8,264)	(27,261)	10,839	(6,238)		4,676		(26,248)

Loss per share, basic and diluted	$(0.19)	$(8.52)						$(0.56)
Shares used in per share calculation, Basic and diluted	44,001,550	3,200,000						47,201,550

See the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

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Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1—Basis of Presentation

The accompanying unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X.  To comply with SEC rules and regulations for companies with different fiscal year ends, the unaudited pro forma condensed combined financial information has been prepared utilizing combined interim periods that conform to the fiscal year end of the Healing Company, or June 30, 2022.

The unaudited pro forma condensed combined statements of operations for the three months ended September 30, 2022 and the fiscal year ended June 30, 2022 give effect to the merger as if it had occurred on June 30, 2022, the Healing Company’s most recently completed fiscal year end. The unaudited pro forma condensed combined statements of operations are presented on the basis of the Healing Company’s fiscal year and combines the historical results of the fiscal periods of the Healing Company and YS Group.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting in accordance with the provisions of ASC 805, Business Combinations, with the Healing Company representing the acquirer under this guidance.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of any anticipated synergies, operating efficiencies or cost savings that may result from the merger transaction or of any integration costs.

This unaudited pro forma condensed combined financial information should be read in conjunction with:

•

the separate historical unaudited condensed consolidated financial statements of The Healing Company Inc. as of and for the three months ended September 30, 2022, included in the Healing Company Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2022;

•

the separate historical audited consolidated financial statements of the Healing Company Inc. for the fiscal year ended June 30, 2022, included in the Healing Company’s Annual Report on Form 10-K filed with the SEC on October 12, 2022;

•

the separate historical unaudited condensed consolidated financial statements of Your Super Inc. as of and for the nine months ended September 30, 2022, included and forming a part of this Current Report on Form 8-K/A;

•	the separate historical audited consolidated financial statements of Your Super Inc. for the fiscal year ended December 31, 2021, included in the Form 8-K/A filed with the SEC on March 3, 2023.

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Note 2 —Significant Accounting Policies

The accounting policies used in the preparation of this unaudited pro forma condensed combined financial information are those set out in the Healing Company’s audited financial statements as of and for the year ended June 30, 2022 and unaudited condensed consolidated financial statements for three months ended September 30, 2022. Management has completed the review of the YS Group accounting policies and has determined that no significant adjustments are necessary to conform YS Group historical consolidated financial statements to the accounting policies used by the Healing Company in the preparation of the unaudited pro forma condensed combined financial information.

Pro Forma Basic and Diluted Weighted Average Shares

	Pro Forma Three Months Ended September 30, 2022	Pro Forma Year Ended June 30, 2022
Historical Healing Company weighted average shares outstanding—basic and diluted	44,125,572	44,001,550
Adjustment to weighted average shares outstanding for Healing Company common stock issued to Your Super Inc. stockholders	3,200,000	3,200,000

Pro forma weighted average shares—basic	47,325,572	47,201,550

Note 3 – Proforma adjustments to reflect acquisition of YS Group

(a) Autonomous adjustments to carve out operations of YS Inc. for the three-month period ended September 30, 2022

These proforma adjustments eliminate the operations of YS Inc. from the condensed consolidated balance sheet for the three months ended September 30, 2022 in order to carve out the operations of YS Group and reflect the YS Group operations as an autonomous entity.

(b) Transaction adjustments

The Acquisition has been accounted for under the purchase method of accounting. Under the purchase method of accounting, the total price is allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. The fair value measurements utilize estimates based on key assumptions of the Acquisition, and historical and current market data. The excess of the purchase price over the total of estimated fair values assigned to tangible and identifiable intangible assets acquired and liabilities assumed is recognized as goodwill. In order to ultimately determine the fair values of tangible and intangible assets acquired and liabilities assumed for the YS Group, have engaged a third-party independent valuation specialist, however as of the date of this Current Report on Form 8-K/A which these condensed combined pro forma unaudited financial statements are included as Exhibit 99.3, the valuation has not been completed.

The Company has estimated the preliminary purchase price allocations based on historical inputs and data as of October 13, 2022. The preliminary allocation of the purchase price is based on the best information available and is pending, amongst other things: (i) the finalization of the valuation of the fair values and useful lives of property and equipment acquired; (ii) finalization of the valuations and useful lives for intangible assets; (iii) finalization of the valuation of accounts payable and accrued expenses; and (iv) finalization of the fair value of non-cash consideration.

During the measurement period (which is the period required to obtain all necessary information that existed at the Acquisition date, or to conclude that such information is unavailable, not to exceed one year), additional assets or liabilities may be recognized, or there could be changes to the amounts of assets or liabilities previously recognized on a preliminary basis, if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets or liabilities as of that date.

The following is a summary of the estimated fair values of acquisition costs at the transaction date:

(Dollars in thousands)

Consideration Paid – Fair Value
Debt acquisition costs – Cash		$2,000
Debt acquisition cost -1,500,000 common stock purchase warrants		687
Stock issued:
Number of Shares:	3,200,000
Value per share	$0.15
Total stock fair value		496
Total consideration		$3,183

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The following is a summary of the estimated fair values of the assets acquired and liabilities assumed and additional information regarding the intangible assets acquired at the transaction date:

(Dollars in thousands)

Tangible assets acquired:
Cash	$322
Inventory	4,707
Accounts receivable	886
Prepaid expenses and other assets	968
Property and equipment	81
Security deposits	63
Deferred income taxes	45
Total assets acquired	7,072

Assumed liabilities
Accounts payable and accrued liabilities	(8,883)
Contract liabilities	(970)
Income tax payable	(41)
Total liabilities assumed	(9,894)
Net tangible assets/liabilities	(2,822)

Intangible assets acquired:
Tradename – trademarks, brand (indefinite life)	990
Customer base/distributors (expected 5 years)	1,184
Non-competes (expected 4 years)	64
Total intangible assets acquired	2,238
Goodwill	3,767

Total Net asset acquired	$3,183

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Note 4 – Proforma adjustments

(a) Adjustments to combine operations of HLCO and YS Group as a result of different fiscal year ends.

These proforma adjustments to the unaudited condensed consolidated statement of profit and loss for the nine months ended September 30, 2022 of YS Group deduct the interim six month operating results of YS Group through June 30, 2022 in order to align reported operational data with HLCO’s fiscal year of June 30, 2022.  Unaudited, proforma condensed operating results reflect the combined three-month interim periods ended September 30, 2022 for HLCO and YS Group.

(b) Autonomous adjustments to carve out operations of YS Inc. for the three-month period ended September 30, 2022

These proforma adjustments eliminate the operations of YS Inc. from the condensed consolidated statement of profit and loss for the three months ended September 30, 2022 in order to carve out the operations of YS Group and reflect the YS Group operations as an autonomous entity.

Note 5 – Proforma adjustments

(a) Adjustments to combine operations of HLCO and YS Group as a result of different fiscal year ends.

These proforma adjustments to the unaudited condensed consolidated statement of profit and loss for the 12 months ended June 30, 2022 of YS Group deduct the interim six month operating results of YS Group for the period from January 1, 2021 through June 30, 2021 and add in the six month operations of YS Group for the period from January 1, 2022 through June 30, 2022 in order to align reported operational data with HLCO’s fiscal year of June 30, 2022.  Unaudited, proforma condensed operating results reflect the 12-month period ended June 30, 2022 for YS Group combined with audited consolidated operating results of HLCO for the year ended June 30, 2022.

(b) Autonomous adjustments to carve out operations of YS Inc. for the twelve-month period ended June 30, 2022

These proforma adjustments eliminate the operations of YS Inc. from the condensed consolidated statement of profit and loss for the twelve months ended June 30, 2022 in order to carve out the operations of YS Group and reflect the YS Group operations as an autonomous entity.

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